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                                                                        EX-10.1


                               FIRST AMENDMENT
                                    TO THE
                EMPLOYMENT AGREEMENT DATED AS OF JULY 25, 1993
                 BETWEEN MELLON BANK, N.A. AND W. KEITH SMITH


        THIS AGREEMENT, dated as of August 1, 1994, by and between Mellon Bank, N.A. (the "Company"), a national banking association, and W. Keith Smith (the "Executive").

                             W I T N E S S E T H
                             - - - - - - - - - -

        WHEREAS, the parties hereto have entered into an employment agreement, dated as of July 25, 1993 (the "Employment Agreement") which sets forth the terms and conditions with respect to the employment of Executive by the Company; and

        WHEREAS, the Company and Executive agree that it is in their mutual interest to amend the Employment Agreement as hereinafter set forth;

        NOW, THEREFORE, in consideration of the covenants and agreements herein contained and in the Employment Agreement, the parties hereto, intending to be legally bound, hereby agree to amend the Employment Agreement as follows:

        1. Section 5(d) of the Employment Agreement is amended and restated as follows:

             "Section 5(d). For purposes of calculating benefits accruing to the Executive under any severance program now or hereafter in effect for employees of the Holding Company or any of its subsidiaries, the Executive has been granted and has been vested in a credit for 8 years of past service to the Company, its subsidiaries and affiliates, such credit to be added to any years of actual service that the Executive shall have accrued prior to severance. In addition, under Paragraph 7 (a)(ii) of this Agreement, on and after August 1, 1994 the Executive may earn and become vested in up to an additional 5 years of service for the purpose of calculating severance benefits.

        2. Section 7(a) of the Employment Agreement is amended and restated to read as follows:

              Section 7(a) Past Service Credit.

              (i)  For purposes of calculating benefits
        accruing to the Executive under the Mellon Bank
        Retirement Plan or any successor plan (the
        "Retirement Plan") and all related excess benefit and other benefit restoration plans maintained by the Company, the Executive has been granted a credit for 8 years of past service to the




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        Company, such credit to be added to any years of
        actual service with the Company and the Holding
        Company or their subsidiaries and affiliates that the Executive shall have accrued upon his retirement. The Executive has been and shall be considered to be fully vested in such additional years of service for all purposes under the Retirement Plan and all related excess benefit and other benefit restoration plans maintained by the Company.

             (ii)  The Executive may also earn and be
        granted upon his retirement an additional credit for up to 5 years of service. Such service credit shall be added to the above past service credit and to the years of service with the Company and the Holding Company and their subsidiaries and affiliates that the Executive shall have accrued upon his retirement for the purposes of calculating benefits under the Retirement Plan and all related excess benefit and other benefit restoration plans maintained by the Company. The service credit granted to the Executive under this Paragraph (ii) shall equal 5 times a fraction whose numerator equals (A) and whose denominator equals (B), where:

             (A)  is the Executive's actual months of
             service with the Company and the Holding
             Company and their subsidiaries and
             affiliates after August 1, 1994 through the date of his retirement (but not to exceed 63 months); and

             (B)  is 63.

        This additional service credit will continue to be earned after the end of the Term; provided, that the Executive continues to be employed by the Company or Holding Company or their subsidiaries or affiliates.

        2. This Amendment shall be effective as of August 1, 1994, and except as otherwise amended hereby, the Employment
Agreement shall remain in full force and effect.

                                   Mellon Bank, N.A.



Attest: JAMES M. GOCKLEY           By: FRANK V. CAHOUET
        ----------------------         -------------------------
        James M. Gockley               Frank V. Cahouet
        Assistant Secretary            Chairman, President and
                                       Chief Executive Officer

                                           W. KEITH SMITH
                                   -----------------------------
                                           W. Keith Smith


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